February 27, 2007 Super-Community Bank Conference Steven R. Lewis, President & CEO Paul S. Musgrove, CFO Exhibit 99.1

Forward-looking Statements
When used in this presentation, or future presentations or other public or shareholder communications, in filings by First Place Financial Corp. (the Company) with the Securities and
Exchange Commission, or in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,”
“estimate,” “project” or similar expressions are intended to identify “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the
Company’s actual results to be materially different from those indicated. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the market areas the Company conducts business, which could materially impact credit quality trends, changes in laws, regulations or policies of regulatory agencies, fluctuations in interest rates, demand for loans in the market areas the Company conducts business, and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

•
$3.1 billion in assets
•
$410 million market cap at 12/31/06
•
Average daily trading volume: 33,769 shares
•
Institutional & insider ownership: 33% & 8% respectively
•
Four-state market:  Ohio, Michigan, Pennsylvania, Indiana
•
34 branches (41 after Flint acquisition)
•
15 loan offices
•
2 business financial centers
•
Maintain and grow market share in primary markets
•
Diversified bank:  commercial, retail, consumer, insurance, wealth management, and real estate
•
Ticker Symbol: FPFC
First Place Corporate Profile

•
Expand into higher-growth markets
•
Build infrastructure for excellence
•
Enhance balance sheet for greater profitability
•
Diversify revenue opportunities
•
Maintain excellent asset quality
•
Execute above peer median financial results
•
Deliver outstanding results to shareholders
First Place Core Strategy

Transition to a High-Performing Commercial Bank

Expansion:
The On-Going Transition Process
Bank Acquisitions
•
Within FPFC’s 4-state footprint
•
Accretive to EPS in first full year
De Novo Branch Expansion
•
Above average market opportunity for growth
•
Contiguous to current retail branch network
•
24-30 months minimum profitability requirement
•
Position for core business account expansion
Balance Sheet & Diversification
•
Continue growth in commercial assets
•
Efficiently use both sides of the balance sheet to enhance profitability
•
Fee-based businesses
•
Core account expansion

Expansion:
Previous Acquisitions
6.63%
16.15%
16.39%
17.43%
Compound
Annual
Return*
1.64 x
1.69 x
1.14 x
1.95 x
Price / Book Merger Date
(millions)
Assets
June 27, 2006 $360
Northern Savings & Loan
May 28, 2004 $536
Franklin Bancorp
Dec. 22, 2000 $668
FFY Financial Corp.
May 12, 2000 $194
Ravenna Savings Bank

*Returns based on a closing price of $23 as of Feb. 9, 2006

Expansion:
Recent Acquisitions
Flint Branch Purchase
•
7 branches located in the metropolitan area
of Flint, Michigan
•
Approximately $ 210 million in deposits and
$ 30 million in consumer loans
•
5% deposit premium paid
•
Loan to Deposit Ratio:
–
Before transaction     113%
–
After transaction        104%
•
Deal closes in the second calendar QTR of
2007
Indianapolis Mortgage LPO
•
23 person mortgage LPO located in
Indianapolis, Indiana
•
Approximately $ 200 million in originations
per year
•
Core competency in higher margin VA and
FHA loans
•
Deal closes in the first calendar QTR of
2007
Estimated EPS Enhancement
Estimated EPS Enhancement
of $0.08 -
of $0.08 -
$0.10 in first full year*
$0.10 in first full year*
Estimated EPS Enhancement
Estimated EPS Enhancement
of $0.06 in Fiscal Year 2008
of $0.06 in Fiscal Year 2008
7 *excluding any one time charges

Expansion:
Branch Network
COLUMBUS COLUMBUS
INDIANAPOLIS INDIANAPOLIS
CINCINNATI CINCINNATI
CLEVELAND CLEVELAND
DETROIT DETROIT
FLINT FLINT
YOUNGSTOWN-WARREN
PITTSBURGH PITTSBURGH
41 Retail locations in Ohio
and Michigan
Network of 15 LPOs in OH,
MI, and IN
2 Business Financial
Services Centers
APB Financial Group in PA

DAYTON DAYTON
TOLEDO TOLEDO

FIRST PLACE FINANCIAL CORPORATION

Geauga
Trumbull
Portage
Mahoning
422
11
5
80
82
76
680
62

Expansion:
Branch Network: The “Valley”
YOUNGSTOWN YOUNGSTOWN
WARREN WARREN
•
21 retail branch locations serving Trumbull, Mahoning, and Portage Counties
•
Deposits totaling $1.2 billion, ranked second overall within MSA
•
Recently transitioned two branches to focal locations, plans for two more branch transitions this calendar year
COLUMBUS COLUMBUS
INDIANAPOLIS INDIANAPOLIS
CINCINNATI CINCINNATI
CLEVELAND CLEVELAND
DETROIT DETROIT
FLINT FLINT
YOUNGSTOWN-WARREN
PITTSBURGH PITTSBURGH

DAYTON DAYTON
TOLEDO TOLEDO

Lorain
Parma
Cuyahoga
Lorain
Medina
90
480
490
271
42
77
80
71
2
8
21

Expansion:
Branch Network: The “North Coast”
COLUMBUS COLUMBUS
INDIANAPOLIS INDIANAPOLIS
CINCINNATI CINCINNATI
CLEVELAND CLEVELAND
DETROIT DETROIT
FLINT FLINT
YOUNGSTOWN-WARREN
PITTSBURGH PITTSBURGH
•
6 retail branch locations and 2 business financial service centers serving
Cleveland suburbs
•
Deposits totaling $276 million: Ranked sixteenth overall within MSA and fourth within Lorain County
•
Consistently ranked the second or third largest mortgage lender for purchases and new construction in Cuyahoga County
CLEVELAND CLEVELAND

DAYTON DAYTON
TOLEDO TOLEDO

FIRST PLACE FINANCIAL CORPORATION

Genesee
Lapeer
Saint Cl
Oakland
Macomb
Livingston
Washtenaw
Wayne

Expansion:
Branch Network: Michigan
COLUMBUS COLUMBUS
INDIANAPOLIS INDIANAPOLIS
CINCINNATI CINCINNATI
CLEVELAND CLEVELAND
DETROIT DETROIT
FLINT FLINT
YOUNGSTOWN-WARREN
PITTSBURGH PITTSBURGH
•
14 retail branch locations serving Oakland, Macomb, Wayne and Genesee
County
•
Deposits totaling $707 million: Ranked fifteenth and sixth overall within the
Detroit and Flint MSA respectively
•
Assets totaling over $1 billion located with the Michigan region
FLINT FLINT
DETROIT DETROIT

DAYTON DAYTON
TOLEDO TOLEDO

Expansion:
Mortgage Banking
STRATEGY:
• 75 - 80% of originations from LPOs
• Sell 75 - 80% of originations
• Gain on sale of loans between 10 -
15% of Net Income
• Cross-sell other services:
•Title
•Bank
•Insurance
Fiscal year ending 6/30  ($ in thousands)

$7,349
$13,379
$8,481
$5,853 $5,922
$58,107
$63,180
$70,198
$96,000
$108,343
$-
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
2002 2003 2004 2005 2006
Gain on Sale of Loans Operating Revenue

Building an Infrastructure for Excellence
•
Strong management team
•
Flexible and efficient organizational structure
•
Vertically aligned incentives for sales force and management
•
Proven & effective sales culture
•
Right technology

Infrastructure:
A Strong Management Team
•
Steven Lewis, Chief Executive Officer 23
•
Albert Blank, Chief Operating Officer 22
•
Paul Musgrove, Chief Financial Officer 14
•
Craig Johnson, Michigan Regional President 24
•
Kenton Thompson, Ohio Regional President 27
•
Bruce Wenmoth, Corporate EVP, Consumer Banking     23
•
Dominique Stoeber, Corporate EVP, Retail Banking 16
•
Tim Beaumont, Corporate EVP, Chief Credit Officer 26
Years in Banking

Infrastructure:
Building A Sales Culture
•
Driven from bottom up
•
All Encompassing
–
sales staff, back office, and affiliates
•
Corporate Service Promises
•
Measurement Process
–
daily, weekly, monthly, quarterly, annually
•
Creative Recognition of Service/Sales Excellence

Infrastructure:
Incentive Compensation Drives Performance
•
20 Commercial Lenders with an average of 19 years of
experience
•
Employees have goals in four categories:
–
Profitability
–
Growth
–
Asset quality
–
Client service
•
All receive monthly scorecards on performance

Enhancement:
Transitioning the Balance Sheet

0%
20%
40%
60%
80%
100%
2000 2001 2002 2003 2004 2005 2006 2Q07
Other Investments Consumer Commercial
Change in Asset Mix from 2000:
• Consumer loans declined from 62.5% to 47.6%
• Commercial loans grew from 5.1% to 31.2%
Change in Deposit Mix from 2000:
• CDs declined from 59.0% to 46.0%
• Non-interest DDAs  grew from 1.8% to 11.0%
• Core deposits = 83% of total deposits
To Higher Yield Loans
To Higher Yield Loans
To Core Deposits
To Core Deposits
0%
20%
40%
60%
80%
100%
2000 2001 2002 2003 2004 2005 2006 2Q07
CD's Money Market Savings NOW Non-interest DDA

Enhancement:
Asset Growth:  CAGR* = 20.8%
$747
$1,052
$1,593 $1,591
$1,559
$2,247
$2,499
$3,113
$3,074
$0
$600
$1,200
$1,800
$2,400
$3,000
$3,600
1999 2000 2001 2002 2003 2004 2005 2006 2Q07
Organic Growth* = 7.7%
Organic Growth* = 7.7%
($millions)
FYE 6/30:
* CAGR = 7.5 years * CAGR = 7.5 years

4%
18%
36%
40%
15%
18%
16%
15%
81%
64%
48%
45%
Commercial Consumer Real Estate
Enhancement:
Changing the Loan Mix to Become More Bank-Like
June 30,
1999
June 30,
2003

June 30,
2006
First Place Loan Portfolio
December 31,
2006
Total Loans               $457 million         $901 million $2.351 billion      $2.423 billion

Enhancement:
Mortgage Banking
$8
$261
$146
$623
$1,038
$1,292
$1,387
$999
$464
$680
$900
$997
$161
$1,359
2000 2001 2002 2003 2004 2005 2006
Sales Originations
Fiscal year ending 6/30
($ in millions)
79% of 2006 Originations from LPOs

Multi-family
Real Estate
4.1%
C & I
16.8%
Franklin Line
0.7%
Residential
44.3%
Home Equity
8.4%
HELOC
6.8%
Commercial
Real Estate
18.5%
Consumer
0.5%
Enhancement:
A Diversified Loan Portfolio

Loan portfolio value as of 12/31/2006:  $2.42 Billion
Loan Portfolio Mix as of December 31, 2006

Enhancement:
Growth of Commercial Loans
$54
$120
$116
$160
$494
$716
$856
$960
2000 2001 2002 2003 2004 2005 2006 2Q07
Fiscal year ending 6/30 ($ in millions)
Commercial Loans
Commercial Loans
The Recipe:
• Mortgage and Commercial
LPOs
• Bank-within-a-bank
• Regional Business
centers
• 20 commercial lenders
• Capacity

A leader in our markets for full-service commercial banking
CAGR* = 55.7%
* CAGR = 6.5 years

C & I - 42%
Multi-Family  -  11%
Franklin Line - 2%
Commercial Real Estate
-  45%
Enhancement:
Commercial Loan Diversification

Commercial loan total as of 12/31/2006: $960 Million
Commercial Loan Mix as of December 31, 2006

Enhancement: Commercial Loans By State 48.0% Michigan 5.5% Indiana 42.2% Ohio Pennsylvania 2.3% 24

$511
$867
$936
$938
$1,350
$1,405
$1,697
$1,768
2000 2001 2002 2003 2004 2005 2006 2Q07
Enhancement:
Core Deposit Growth
Core deposit growth
strategies:
Business core deposits
• Next day availability
• Small business lending in the
branches
• Extended branch hours
• Courier service
Expand retail network
• Add relationship specialists to
the customer service teams
• Innovative retail products
• Coordinated business partnering
Fiscal year ending 6/30  ($ in millions)

CAGR* =  21.0%
* CAGR = 6.5 years
Core Deposits
Core Deposits
Core deposits are defined as total deposits minus all CDs over $100K

$429
$587
$1,019
$1,061
$1,108
$1,559
$1,709
$2,061
$2,136
$0
$600
$1,200
$1,800
$2,400
1999 2000 2001 2002 2003 2004 2005 2006 2Q07
Enhancement:
Deposit Growth: CAGR* = 23.9%
Organic Growth* = 9.6%
Organic Growth* = 9.6%
($millions)
FYE 6/30:
* CAGR = 7.5 years * CAGR = 7.5 years

Enhancement:
Core Deposits = 82% of Total Deposits
Deposit Mix as of December 31, 2006
Deposit value as of 12/31/2006:  $2.14 Billion

Money Market
21.77%
Savings
14.40%
NOW
6.88%
Non-interest
DDA
10.98%
CDs under 100K
28.74%
CDs over 100K
15.07%
Brokered CDs
2.17%

FIRST PLACE
FINANCIAL CORPORATION

FIRST PLACE INSURANCE

COLDWELL BANKER

FIRST PLACE REAL ESTATE

TitleWorks AGENCY, LLC

FIRST PLACE® INVESTMENT SERVICES

Diversify Revenue Opportunities 28

Diversification:
Total Operating Revenue Growth*:
CAGR = 24%
Non-interest Income Growth* = 47%
Non-interest Income Growth* = 47%
($millions)
FYE 6/30:
$24.4
$28.2
$47.5
$58.2
$63.2
$70.2
* CAGR = 7 years 1999-2006

$96.0
$108.3
**Adjusted for one time charges:  2001, $4.8MM in restructuring losses associated with FFY merger and 2005,
$5.2MM for an impairment of securities and a $1.0MM for nontaxable life insurance proceeds
$8.9
$13.5
$19.1
$72.0
$48.2
$44.1
$44.7
$38.6
$25.8
$22.4
$78.4
$2.4
$22.0
$24.0
$2.0
$29.9
$0
$20
$40
$60
$80
$100
$120
1999 2000 2001** 2002 2003 2004 2005** 2006
Net interest Income Non-interest Income

Maintain Excellent Asset Quality
•
Loan production and underwriting are separated
•
Commercial loan officers have rapid access to decision-
makers
•
Approval process is compressed yet efficient
•
Aggregate in-house limit is $15 million
•
Comprehensive internal and external loan review process

Nonperforming Loans / Total Loans
1.43%
1.28%
1.41%
0.77%
0.69%
0.71%
1.06%
2001 2002 2003 2004 2005 2006 2Q2007
Asset Quality
Net Charge-offs / Average Loans
0.40%
0.33%
0.29%
0.23%
0.11%
0.12% 0.13%
2001 2002 2003 2004 2005 2006 2Q2007

NPAs / Assets
0.97%
0.79%
0.88%
0.65%
0.62%
0.66%
0.96%
2001 2002 2003 2004 2005 2006 2Q2007
Loan Loss Reserves / Loans
0.97%
1.04%
1.07%
1.10%
1.00%
0.95% 0.97%
2001 2002 2003 2004 2005 2006 2Q2007

2.5%
9.8%
3.0%
22.4%
25.9%
24.0%
8.3%
8.0%
- 17 bp
+   59 bp
Annualized
24.6%
21.7%
13.0%
2.0%
1.2%
19.6%
20.8%
12.5%
- 5 bp
0 bp
2005
3,074,000
13,532
.80
530,700
3,729
959,678
1,768,000
58,966
2.36%
7.44%
1H2007
3,113,000
24,457
1.65
1,359,000
5,922
856,129
1,697,000
108,342
2.53%
6.85%
FY 2006
>    11%
>    10%
>    14%
>    10%
>  6.50%
2007  Plan
Assets
Core Net Income
Core EPS
Mortgage Originations
Gain on Sale of Loans
Commercial Loans
Core Deposits
Operating  Revenue
Core Non-Interest Expense/
Avg. Assets
Tang Equity/Tang Assets
In thousands unless otherwise stated

Growth Metrics:
Year-to-Date Performance

$1.30
$1.09
$0.54
$1.16
$1.55
$1.29
2001 2002 2003 2004 2005 2006
GAAP Diluted EPS
$1.29
$0.72
$1.65
$1.20
$1.46
$1.16
2001 2002 2003 2004 2005 2006
Core Diluted EPS
Diluted EPS:  2001-2006

2001:  11,784 2002:  14,035
2003:  12,967
2004:  12,972
2005:  14, 623
Average Diluted Shares Outstanding (thousands):
2006:  14,821
Fiscal Year Ended: 6/30
CAGR* = 18.0%
CAGR* = 23.5%
*CAGR = 5 years 2001-2006
Yr/ Yr
Growth
114.8%
11.2%
-15.5% 19.3%
19.2%
61.1% 11.2%
-7.00%
21.7%
13.0%
Yr/ Yr
Growth

Financial Results:
Net Income to Core Net Income*
17,163
$7,002
-
$7,002
9/30/2006
1Q2007
$.41
-
$.41
$.38 $6,530 $.40 $5,918 $.43 $6,326 $.41 $6,046
Core Earnings
-
$.38
- $.10 $1,413 - - - -
Merger, integration
and restructuring,
net of tax
17,209
$6,530
12/31/2006
2Q2007
$.30 $.43 $.41
6/30/2006
4Q2006
3/31/2006
3Q2006
12/31/2005
2Q2006
14,950 14,841 14,780
Avg. Diluted Shares
Outstanding
$4,505 $6,326 $6,046
GAAP Net Income

*Values in thousands and per Diluted share

Financial Results:
Performance Measures
3.45% 3.30% 2.99% 2.96% 3.18% 3.04% 3.24% 3.29% 3.17% 3.33% 3.35% Core NIM
57.0%
14.46%
10.18%
.96%
9/30/2005
1Q2006
56.8%
11.90%
8.06%
.86%
12/31/2006
2Q2007
63.8%
11.83%
7.20%
.75%
median
LTM
63.5%
10.05%
5.51%
.68%
median
MRQ
Thrift Peers**
Regional
Peers***
65.1%
10.88%
9.02%
.88%
median
MRQ
57.6%
13.13%
8.78%
.90%
9/30/2006
1Q2007
57.3%
12.93%
9.00%
.90%
LTM
median
LTM
6/30/2006
4Q2006
3/31/2006
3Q2006
12/31/2005
2Q2006
62.9% 56.3% 58.2% 58.5% Efficiency*
13.40% 12.66% 14.22% 13.77%
Core
ROTE
9.98% 9.22% 10.30% 9.86% Core ROE
.94% .88% .98% .93% Core ROA
35 *Excludes CDI Amortization
**Thrift Peers: Publicly Traded Thrifts with Assets between $1.0 - $5.0 Billion located in the United States. n = 55
***Regional Peers: Publicly Traded Banks & Thrifts with Assets between $1.0 - $5.0 Billion located in IL, IN, MI, OH & PA. n = 46

Financial Results:
Core ROA and Core ROE :  2001-2006

Core Return on
Core Return on
Assets
Assets
Core Return on
Core Return on
Equity
Equity
0.47%
0.99%
1.08%
0.83%
0.89%
0.94%
0.75%
1.03%
2001 2002 2003 2004 2005 2006 Thrift Peers* Regional
Peers**
3.70%
8.54%
9.23%
7.46%
9.36%
9.89%
5.55%
11.08%
2001 2002 2003 2004 2005 2006 Thrift Peers* Regional
Peers**
*Thrift Peers: Publicly Traded Thrifts with Assets between $1.0 - $5.0 Billion located in the United States. n = 55
**Regional Peers: Publicly Traded Banks & Thrifts with Assets between $1.0 - $5.0 Billion located in IL, IN, MI, OH & PA. n=46

Deliver Outstanding Results to Shareholders
Investment Highlights:
•
Proven management team
•
Diversified balance sheet
•
Low interest-rate risk
•
Positive earning trends
•
Strong asset quality
•
Strong quality of earnings
•
Diversified markets
•
Commercial loan growth
•
Core deposit growth
•
Excellent Timing

-100.0%
-50.0%
0.0%
50.0%
100.0%
150.0%
200.0%
250.0%
12/21/1998 5/4/2000 9/16/2001 1/29/2003 6/12/2004 10/25/2005 3/9/2007
FPFC S&P 500 NASDAQ
DOW INDUSTRIALS NASDAQ BANK INDEX S & P Small Cap Bank

Outstanding Results:
Total Return Comparison
191%
Returns are from 1/1/1999 to 02/09/2007
61%
33%
144%
124%
17%

Outstanding Results:
Performance & Valuation Measures
1.8 x
1.2 x
10.4%
14.2 x
14.1 x
17.77%
8.39%
31.62%
First Place
Financial
1.9 x
1.6 x
13.6%
16.1 x
14.8 x
5.94%
3.16%
10.49%
MEDIAN
Bank & Thrift Peers**
2.0 x
1.5 x
12.2 x
19.1 x
16.5 x
7.88%
5.79%
14.25%
MEDIAN
Thrift Peers*
Three Year Annualized Revenue Growth
Forward P / E
Trailing P / E
Core Deposit Premium
Price / Book
Three Year Total Return
Price / Tangible Book
Three Year Annualized Core EPS Growth

*Peers: Publicly Traded Thrifts with Assets between $1.0 - $5.0 Billion located in the United States. n = 55
**Peers: Publicly Traded Banks & Thrifts with Assets between $1.0 - $5.0 Billion located in IL, IN, MI, OH & PA. n = 46

The Bank That Means The Bank That Means Business Business